Exhibit 10.33

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                            STOCK PURCHASE AGREEMENT

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                                 BY AND BETWEEN


                                RSI SYSTEMS, INC.


                                       AND


                            DIGITAL INVESTORS, L.L.C.




                          DATED AS OF FEBRUARY 23, 2001

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                                TABLE OF CONTENTS

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ARTICLE I PURCHASE AND SALE OF SHARES.............................................................................1

1.1      Purchase and Sale........................................................................................1
1.2      Purchase Price...........................................................................................1
1.3      The Closings.............................................................................................1

ARTICLE II REPRESENTATIONS AND WARRANTIES.........................................................................2

2.1      Representations and Warranties by the Company............................................................2
         (a)      Organization....................................................................................2
         (b)      Authorization; Enforcement......................................................................2
         (c)      Financial Statements............................................................................3
         (d)      Tax Returns and Audits..........................................................................3
         (e)      Changes, Dividends, Etc.........................................................................3
         (f)      Title to Properties and Encumbrances............................................................4
         (g)      Compliance With Applicable Laws or Other Instruments............................................4
         (h)      Securities Laws.................................................................................4
         (i)      Patents and Other Intangible Rights.............................................................5
         (j)      Capitalization..................................................................................5
         (k)      Issuance of Shares..............................................................................5
         (l)      No Conflicts....................................................................................5
         (m)      Consents and Approvals..........................................................................6
         (n)      Litigation; Proceedings.........................................................................6
         (o)      No Default or Violation.........................................................................6
         (p)      Insurance Coverage..............................................................................6
         (q)      No Brokers or Finders...........................................................................6
         (r)      Disclosure......................................................................................6

2.2      Representations and Warranties by the Investor...........................................................6
         (a)      Organization; Authority.........................................................................7
         (b)      Investment Intent...............................................................................7
         (c)      Investor Status.................................................................................7
         (d)      Experience of Investor..........................................................................7
         (e)      Ability of Investor to Bear Risk of Investment..................................................7
         (f)      Access to Information...........................................................................7
         (g)      Reliance........................................................................................7
         (h)      No Conflicts....................................................................................8
         (i)      Consents and Approvals..........................................................................8
         (j)      Litigation; Proceedings.........................................................................8
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ARTICLE III OTHER AGREEMENTS OF THE PARTIES.......................................................................8

3.1      Transfer Restrictions....................................................................................8
3.2      Repurchase of Shares.....................................................................................9
3.3      Filing of Reports........................................................................................9
3.4      Books of Accounts and Reserves...........................................................................9
3.5      Corporate Existence......................................................................................9
3.6      Appointment of Board Members.............................................................................9
3.7      Registration of the Shares by the Company...............................................................10
3.8      Special Meeting of Shareholders.........................................................................10
3.9      Conduct of Business.....................................................................................10
3.10     Reasonable Efforts......................................................................................11
3.11     Notice of Events........................................................................................11

ARTICLE IV CONDITIONS PRECEDENT TO CLOSING.......................................................................11

4.1      Conditions Precedent to the Obligation of the Investor to Purchase the Shares...........................11
         (a)      Performance by the Company.....................................................................11
         (b)      No Injunction..................................................................................11
         (c)      Legal Opinion..................................................................................11
         (d)      Required Approvals.............................................................................11
         (e)      Delivery of Stock Certificates.................................................................12
         (f)      Filing of Registration Statement...............................................................12
         (h)      Stock Voting Agreement.........................................................................12
         (i)      Qualification Under State Securities Laws......................................................12
         (j)      Representations and Warranties.................................................................12
         (k)      Certificate of Officers........................................................................12
         (l)      Legal Opinion..................................................................................12

4.2      Conditions Precedent to the Company's Obligations.......................................................12
         (a)      Performance by the Investor....................................................................12
         (b)      No Injunction..................................................................................13
         (c)      Required Approvals.............................................................................13
         (d)      Payment of Purchase Price......................................................................13
         (e)      Representations and Warranties.................................................................13

ARTICLE V TERMINATION............................................................................................13

5.1      Termination Rights......................................................................................13
5.2      Effect of Termination...................................................................................13

ARTICLE VI MISCELLANEOUS.........................................................................................13

6.1      Entire Agreement: Amendments............................................................................13
6.2      Notices.................................................................................................13
6.3      Amendment; Waivers......................................................................................14
6.4      Headings................................................................................................15
6.5      Successors and Assigns..................................................................................15
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6.6      No Third-Party Beneficiaries............................................................................15
6.7      Governing Law...........................................................................................15
6.8      Execution...............................................................................................15
6.9      Severability............................................................................................15
6.10     Expenses................................................................................................15

Signatures.......................................................................................................16
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                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of the 23rd day of February, 2001, is by and between RSI Systems, Inc., a corporation authorized and existing pursuant to the laws of the state of Minnesota (the "Company"), and Digital Investors, L.L.C., a limited liability company authorized and existing pursuant to the laws of the state of Nevada (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Investor and the Investor desires to acquire 4,500,000 shares ("Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock ").

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Investor agree as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF SHARES

         1.1 Purchase and Sale.

         (a) Subject to the terms and conditions set forth herein, at the First Closing (as defined below), the Company shall issue and sell to the Investor and the Investor shall purchase from the Company 1,400,000 Shares.

         (b) Subject to the terms and conditions set forth herein, at the Second Closing (as defined below), the Company shall issue and sell to the Investor and the Investor shall purchase from the Company 3,100,000 Shares.

         1.2 Purchase Price. The purchase price per Share shall be $0.35.

         1.3 The Closings.

         (a) The closing of the purchase and sale of the first 1,400,000
Shares pursuant to Section 1.1(a) of this Agreement (the "First Closing") shall take place at the offices of Fredrikson & Byron, P.A., 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota, on the date of execution of this Agreement.

         (b) The closing of the purchase and sale of the 3,100,000 Shares pursuant to Section 1.1(b) of this Agreement (the "Second Closing") shall take place at the offices of Fredrikson & Byron, P.A., 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota;

                           (i) within ten (10) days following the date on which
                  the Registration Statement as hereinafter defined is declared effective by the Securities & Exchange Commission (the "SEC") and receipt of the Required Approvals (as defined in Section 2.1(m)), or

                           (ii) if the Registration Statement as hereinafter
                  defined is not declared effective by the Securities & Exchange Commission (the "SEC") and the Company does not receive the Required Approvals (as defined in Section 2.1(m)) on or before August 31, 2001, the Second Closing shall take place at the option of (but not the obligation of) the Investor on or before September 30,2001. In such event, the Stock Voting Agreement attached hereto as Exhibit C shall be executed by Investor and Messrs. Craven and Shaffer.

         (c) Subject to satisfaction of the conditions contained in Section
4.2 of this Agreement, at both the First Closing and the Second Closing the Company shall deliver to the Investor a stock certificate or certificates registered in the name of the Investor for such number of Shares purchased by the Investor against payment of the entire purchase price therefore by wire transfer of immediately available funds.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties by the Company. The Company hereby makes the following representations and warranties to the Investor:

         (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a materially adverse effect on the Company's business.

         (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered or filed in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.


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         (c) Financial Statements. The financial statements included in the
Company's annual reports on Form 10-KSB for the years ended June 30, 1999 and 2000 and for the quarters ended September 30, 2000 and December 31, 2000: (a) are in accordance with the books and records of the Company, (b) present fairly the financial condition of the Company at the balance sheet dates and the results of its operations for the periods therein specified, and (c) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheet of the Company at June 30, 2000 included in the Company's annual report on Form 10-KSB for the year ended June 30, 2000 and the balance sheet of the Company at September 30, 2000 included in the Company's Report on Form 10-QSB for the quarter ended September 30, 2000, each discloses all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company at June 30, 2000, and September 30, 2000, respectively, which in accordance with generally accepted accounting principles would be required to be disclosed in each such balance sheet. To the Company's knowledge, there are no material liabilities of the Company that are not disclosed on such balance sheets.

         (d) Tax Returns and Audits. All required federal, state and local tax returns and appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made. The Company is not delinquent in any material respect in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax.

         (e) Changes, Dividends, Etc. Except for the transactions contemplated by this Agreement, since June 30, 2000 and except as set forth in the Company's reports filed under federal securities laws, the Company has not:
(i) incurred any material debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any material obligation or liability other than, or discharged or satisfied any material liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its material assets, tangible or intangible, except in the ordinary course of business pursuant to borrowing arrangements with financial institutions; (v) sold, transferred or leased any of its material assets except in the ordinary course of business;
(vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the tangible properties, business or prospects of the Company; (vii) encountered any labor difficulties or labor union organizing activities; (viii) issued or sold any shares of capital stock or other securities or granted any options (other than to employees or directors), warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (ix) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (x) materially increased


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the compensation payable, or to become payable, to any of its directors or employees, or made any material cash bonus payment or similar arrangement with any directors or employees or increased the scope or nature of any fringe benefits provided of its employees or directors; or (xi) agreed to do any of the foregoing other than pursuant hereto. Except as set forth in the Company's reports filed under the securities laws, there has been no material adverse change in the financial condition, operations, results of operations, business or prospects of the Company since June 30, 2000.

         (f) Title to Properties and Encumbrances. The Company has good and marketable title to all of the properties and assets that it purports to own, except for property disposed of in the ordinary course of business since June 30, 2000, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the June 30, 2000 balance sheet or the notes thereto, (b) liens for taxes and assessments or other governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, (c) statutory liens that have arisen in the ordinary course of business, or (d) those which do not materially affect the value of or interfere with the use made of such properties and assets.

         (g) Compliance With Applicable Laws or Other Instruments. To the best of the Company's knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities, except to the extent that any failure to so conduct its business would not result in any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company.

         (h) Securities Laws. Based in part upon the representations of the Investor set forth in Section 2.2 of this Agreement, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. The Company has not, directly or through an agent, offered the Shares or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investor and other accredited investors. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act of 1933, as amended (the "Securities Act"). The Company has for the prior 12 months filed all reports or other documentation that it is required to file by the federal Securities Exchange Act of 1934, as amended (the "1934 Act"), any rules or regulations promulgated thereunder, the applicable rules and regulations of the National Association of Securities Dealers ("NASD"), and the information contained in such reports or other documents, as of their respective filing dates, did not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.


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         (i) Patents and Other Intangible Rights. The Company (a) owns or has the right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing (except claimed rights by Lucent Technologies to the G.728 Algorithan), and, to the extent such right on the part of the Company is non-exclusive, such non-exclusivity has no material adverse effect on the business of the Company as currently conducted, (b) except as disclosed in the Company's reports filed under the Securities Act or the 1934 Act, is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, and (c) is not using any confidential information or trade secrets of others.

         (j) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(j). Except as specifically disclosed in Schedule 2.1(j), no shares of Common Stock of the Company are entitled to preemptive or similar rights, nor is any holder of the Common Stock of the Company entitled to preemptive or similar rights. Except as contemplated pursuant to this Agreement or disclosed in Schedule 2.1(j), there are no outstanding options, warrants or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares hereunder, Shares, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is bound to issue additional shares of the Company's Common Stock, or Shares or rights convertible or exchangeable into shares of the Company's Common Stock.

         (k) Issuance of Shares. The Shares, when issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

         (l) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its Articles of Incorporation or Bylaws; or (ii) subject to obtaining the consents referred to in Section 2.1(m), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its assets is subject, or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not reasonably be expected to, individually or in the


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aggregate, have or result in a material adverse effect on the results of operations, assets or financial condition of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

         (m) Consents and Approvals. Except as specifically set forth in
Schedule 2.1(m), the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, except where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect either of the First Closing or the Second Closing and to deliver to the Investor the Shares in the manner contemplated hereby (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(m), the "Required Approvals").

         (n) Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         (o) No Default or Violation. The Company (i) is not in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound; and (ii) is not in violation of any order of any court, arbitrator or governmental body, except as could not reasonably be expected to, in any such case (individually or in the aggregate) have or result in a Material Adverse Effect.

         (p) Insurance Coverage. There are in full force policies of insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

         (q) No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or the Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement.

         (r) Disclosure. The Company has not knowingly withheld from the Investor any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement contains any untrue statement of a material fact or omits to state any material fact required to be stated herein to make the statements herein not misleading.

         2.2 Representations and Warranties by the Investor. The Investor hereby represents and warrants to the Company as follows:


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         (a) Organization; Authority. Investor is a limited liability company duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement to which it is a party and otherwise to carry out its obligations hereunder. The purchase by Investor of the Shares hereunder has been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

         (b) Investment Intent. Investor is acquiring the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to Investor's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

         (c) Investor Status. At the time Investor was offered the Shares, it was and, at the date hereof, it is, and at both the First Closing and the Second Closing it will be, an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (4) under the Securities Act.

         (d) Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment to its satisfaction.

         (e) Ability of Investor to Bear Risk of Investment. On the date of both the First Closing and the Second Closing, Investor is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

         (f) Access to Information. Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to its investment.

         (g) Reliance. Investor understands and acknowledges that (i) the Shares being offered and sold to the Investor in the First Closing are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D


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promulgated thereunder; and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and Investor hereby consents to such reliance.

         (h) No Conflicts. The execution, delivery and performance of this Agreement by Investor and the consummation by Investor of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its certificate or articles of incorporation, bylaws, partnership agreement or other governing instrument, as applicable (each as amended through the date hereof), or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Investor is subject (including foreign, federal and state securities laws and regulations).

         (i) Consents and Approvals. Investor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by Investor of this Agreement.

         (j) Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending, or to the knowledge of Investor, threatened against or affecting Investor before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which would adversely affect the legality, validity or enforceability of this Agreement in any respect or adversely impair Investor's ability to perform fully on a timely basis its obligations under this Agreement.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions.

         (a) If Investor should decide to dispose of any of the Shares held by it, Investor understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

         (b) Investor agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Shares issued in the First
Closing:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE


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         "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT
         PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of any Shares.

         3.2 Repurchase of Shares. In the event that the Registration
Statement is not declared effective by the SEC by 5 P.M. CST on June 30, 2001, the Company shall purchase from the Investor all 1,400,000 Shares at a price of $.40 per share provided, however, that such repurchase shall not be required if the Company has used all reasonable efforts to effect such registration and the failure of the Registration Statement to have been declared effective on or before June 30, 2001 is due to circumstances beyond the Company's control including, but not limited to, delays at the SEC, in which case the Company shall purchase from the Investor all 1,400,000 Shares at a price of $.40 per share on or before August 31, 2001.

         3.3 Filing of Reports. The Company will make timely filings of such reports as are required to be filed by it with the Commission so that Rule 144 under the Securities Act or any successor provision thereto will be available to the security holders of the Company who were otherwise able to take advantage of the provisions of such Rule.

         3.4 Books of Accounts and Reserves. The Company will keep books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants that are "independent" within the meaning of the accounting regulations of the SEC.

         3.5 Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

         3.6 Appointment of Board Members. The board of directors of the Company (the "Board" or "Board of Directors") shall immediately following the Second Closing appoint to the Board three individuals who are (a) nominated by the Investor, and (b) reasonably acceptable to the members of the Board.

         3.7 Registration of the Shares by the Company. After the First
Closing, the Company shall prepare and file with the SEC on or prior to April 2, 2001, a registration statement ("Registration Statement") under the Securities Act of 1933, as amended (the "Act"), registering for resale the Shares previously issued in the First Closing and the Shares to be issued in the Second Closing. The Company shall use all reasonable efforts to have such Registration

Statements declared effective on or prior to June 30, 2001. Investor shall provide all information required in the Registration Statement regarding the Investor and its affiliates.

         3.8 Special Meeting of Shareholders. Promptly after the First
Closing, the Company shall call a special meeting of the Company's shareholders ("Special Meeting") to approve the issuance of the Shares to be issued to Investor by the Company pursuant to this Agreement and to increase the Company's authorized shares of Common Stock to permit the issuance of the Shares. The Company shall prepare and file with the SEC, and mail to shareholders, proxy materials soliciting shareholder proxies to vote in favor of the issuance of and increase in the authorized Shares. The Board of Directors of the Company shall recommend that shareholder vote in favor of such issuance and sale of the Shares and increase in the Company's authorized shares. Investor shall provide all information required regarding the Investor and its affiliates for use in such proxy materials.

         3.9 Conduct of Business. From the date hereof until the Second
Closing, except with the Investor's prior written consent, the Company shall carry on its business in the ordinary course of business consistent with past practice and shall use its reasonable commercial efforts to preserve intact its business organization and relationships with third parties and, without limiting the generality of the foregoing, the Company shall not:

         (a) do or omit to do any act or thing which would cause any of the representations and warranties set out in Section 2.1 to be untrue at the First or Second Closing Date;

                  (i) make or authorize any material capital expenditures;

                  (ii) enter into any material contract outside the ordinary course of business or amend or terminate any material contract to which it is a party or exercise any renewal, expansion or other options relating thereto other than in the ordinary course of business;

                  (iii) dispose, or agree or commit to dispose, of any material assets out of the ordinary course of business;

                  (iv) make any material change in federal, estate or local tax elections, or accounting methods, principles or practices, unless required by law or by changes in GAAP; or

                  (v) merge or consolidate with any person, acquire any stock or other ownership interest in any person or the assets of any business as an entirety, or liquidate, dissolve or otherwise reorganize or seek protection from creditors; or

         (c) directly or indirectly, adopt, amend, modify, spin-off, transfer or assume any of the Company's assets or liabilities; or

         (d) amend, or permit the amendment of the articles of incorporation, by-laws or other organizational documents of the Company, make any changes in the capital structure of the Company, or issue or sell, or purchase, or agree to issue, sell or purchase, any capital stock or securities of the Company, or declare or pay any dividend or other distribution out of the

Company. The Company shall be permitted to repay $200,000 loaned to the Company on January 31, 2001 by Richard Craven. During the period from the date of this Agreement to the Second Closing Date, the Company shall confer on a regular basis with the Investor as to the business of the Company, and report periodically on the general status of ongoing operations of the Company.

         3.10 Reasonable Efforts. Each Party agrees to use with all due dispatch its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with the other Parties in connection with the foregoing. Each Party further agrees not to undertake any course of action inconsistent with the satisfaction of the conditions to Closing set forth herein, and to do all such acts and take all such measures as may be commercially reasonable to comply, and be in compliance, with the representations, warranties, covenants and agreements contained in this Agreement.

         3.11 Notice of Events. From the date of this Agreement to the Second Closing Date, the Company shall promptly notify in writing the Investor of any fact which, if known at the date of this Agreement, would have been required to be set forth or disclosed in or pursuant to this Agreement, or which would or could result in the breach by the Company of any representation or warranty or a breach of any convent or agreement in this Agreement.

                                   ARTICLE IV
                         CONDITIONS PRECEDENT TO CLOSING

         4.1 Conditions Precedent to the Obligation of the Investor to Purchase the Shares. The obligation of the Investor hereunder to acquire and pay for the Shares is subject to the satisfaction or waiver by Investor, at or before the First Closing or the Second Closing, as the case may be, of each of the following conditions:

         (a) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company;

         (b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

         (c) Fairness Opinion. With respect to the First Closing, the
Company shall have received the favorable opinion of its investment banker as to the fairness to the shareholders of the Company of the sale of the Shares pursuant to this Agreement to the Investor;

         (d) Required Approvals. With respect to the Second Closing, the shareholders of the Company shall have approved the issuance and sale of the Shares and the increase in the Company's authorized Shares at the Special Meeting;

         (e) Delivery of Stock Certificates. The Company shall have delivered to Investor the stock certificate(s) representing the Shares being purchased registered in the name of Investor;

         (f) Filing of Registration Statement. With respect to the Second Closing, the Company shall have filed with the SEC the Registration Statement and such Registration Statement shall have been declared effective by the SEC;

         (g) With respect to the First Closing, Richard Craven shall have converted to shares of Common Stock all outstanding indebtedness due to him from the Company at a conversion ratio of $0.35 of indebtedness per share of Common Stock except for $200,000 loaned to the Company on January 31, 2001, which loan may be repaid pursuant to its terms;

         (h) Stock Voting Agreement. With respect to the Second Closing, the Investor, Richard F. Craven and Byron Shaffer shall have executed a Stock Voting Agreement in the form attached hereto as Exhibit C, providing for the voting by Messrs. Craven and Shaffer in favor of the three Board nominees of Investor.

         (i) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Shares to the Investor shall have been obtained.

         (j) Representations and Warranties. The representations and warranties made by the Company contained in Section 2.1 of this Agreement shall be true on and as of the First Closing and the Second Closing, as the case may be, with the same effect as though such representations and warranties had been made on and as of the First Closing or the Second Closing, as the case may be.

         (k) Certificate of Officers. The Company shall have delivered to the Investor a certificate, dated the date of the First Closing or the Second Closing, as the case may be, executed by the Chief Executive Officer of the Company and certifying to the satisfaction of the conditions specified in
Section 4.1(j).

         (l) Legal Opinion. The Investor shall have received an opinion of Fredrikson & Byron, legal counsel to the Company, as to the validity and enforceability of this Agreement.

         4.2 Conditions Precedent to the Company's Obligations. The obligations of the Company hereunder are subject to the following conditions:

         (a) Performance by the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the date of the First Closing and the Second Closing, as the case may be;

         (b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

         (c) Required Approvals. All Required Approvals shall have been obtained;

         (d) Payment of Purchase Price. The Investor shall have paid the entire purchase price for the Shares purchased.

         (e) Representations and Warranties. The representations and warranties of the Investor contained in Section 2.2 of this Agreement shall be true on and as of the First Closing and the Second Closing, as the case may be, with the same effect as though such representations and warranties had been made on and as of the date of the First Closing or the Second Closing, as the case may be.

                                    ARTICLE V
                                   TERMINATION

         5.1 Termination Rights. This Agreement may be terminated at any time prior to the Second Closing:

         (a) By the mutual consent of the Company and the Investor; or

         (b) By either the Seller or the Buyer by a written notice to the other if the Second Closing has not occurred on or prior to September 30, 2001 and the failure to complete the purchase and sale of the Shares herein provided for on or before such date did not result from any breach of this Agreement by the party seeking to terminate this Agreement.

         5.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 5.1, this Agreement shall terminate, and have no further force or effect (except for this Section 5.2) and the transactions contemplated hereby shall be abandoned without further action by the parties. Except as otherwise provided herein, any such termination shall not, however, relieve any party of any liability for breach of any covenant or obligation under this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Entire Agreement: Amendments. This Agreement, together with the Exhibits and Schedules hereto, and the Registration Rights Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

         6.2 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered on a business day after during normal business hours where such notice is to be received); or (b) on the business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

IF TO THE COMPANY:

                  RSI Systems, Inc.
                  5555 West 78th Street
                  Suite F
                  Minneapolis, MN 55439
                  Attn:  Richard F. Craven

         WITH COPIES TO:

                           Robert R. Ribeiro, Esq
                           Fredrikson & Byron, P.A.
                           900 Second Avenue South
                           Suite 1100
                           Minneapolis, MN 55402
                           Facsimile:  (612) 347-7077

If to Investor:

                  Digital Investors, L.L.C.
                  2620 S. Maryland Parkway, #309
                  Las Vegas, Nevada 89109

         WITH COPIES TO:

                           Albert B. Greco, Jr.
                           2620 S. Maryland Parkway, #309
                           Las Vegas, Nevada 89109
                           Facsimile:  972-818-7343

or such other address as may be designated in writing hereafter, in the same manner, by such person.

         6.3 Amendment; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each Investor; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         6.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, officers, directors, Company, successors, agents, servants, employees, attorneys, and assigns. This Agreement and any rights hereunder are freely assignable by Investor to the extent that any such assignee satisfies the conditions of Section 2.2 (b), (c), (d) and (e) hereinabove.

         6.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         6.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota without regard to the principles of conflicts of law thereof.

         6.8 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         6.9 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.10 Expenses. Each party hereto shall bear its own costs and expenses, including legal and accounting fees and expenses, incurred by them, or at their request or direction, in connection with the transactions contemplated hereunder.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its authorized representative and the Investor has caused this Agreement to be executed by its authorized representative.

COMPANY:

RSI SYSTEMS, INC.



-----------------------------------
By:      Richard Craven
Its:     Chairman


INVESTOR:

DIGITAL INVESTORS, L.L.C.



----------------------------------
By:      Louise Jones
Its:     Manager

                                    SCHEDULES

                                 SCHEDULE 2.1(m)

1. Approval of the Company's shareholders of the issuance of the Shares and an increase in the authorized Shares of the Company at a special meting of shareholders.

2. Filing with and approval by the SEC of proxy materials in connection with item 1. above.

3.       Filing with and approval by the SEC of the Registration Statement.

4. Approvals by state securities authorities of the issuance and sale of the Shares.

                                                                     EXHIBIT "C"

                          SHAREHOLDER VOTING AGREEMENT

         THIS AGREEMENT, effective this 23rd day of February, 2001, by and between Digital Investors, L.L.C., a limited liability company duly organized and existing pursuant to the laws of the state of Nevada (the "Investor"), Richard Craven ("Craven") and Byron Shaffer ("Shaffer") (Craven and Shaffer are hereinafter sometimes individually referred to as a "Shareholder" and collectively as the "Shareholders"), and RSI Systems, Inc., a corporation duly organized and existing pursuant to the laws of the state of Minnesota (the "Corporation").

                                  INTRODUCTION

         1. The Shareholders own an equity interest in the Corporation.

         2. The Investor has purchased an equity interest in the Corporation and has the right to nominate three (3) members to the Corporation's Board of Directors.

         3. The Investor, the Corporation, and the Shareholders have agreed to certain matters with respect to ensuring that the shares of the capital stock of the Corporation owned by the Shareholders will be voted in favor of Investors nominees to the Corporation's Board.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                      STOCK

         1.1 STOCK SUBJECT TO AGREEMENT. All of the shares of common stock, par value $0.01 per share, of the Corporation (the "Stock") owned by each of the Shareholders are made subject to the terms and provisions of this Agreement. Any additional Stock of the Corporation acquired by the Shareholders either by purchase, dividend or otherwise, shall be subject to this Agreement. Notwithstanding any other provision of this Agreement, this Agreement shall not prohibit or restrict in any manner the right of either Shareholder at any time to sell, transfer, pledge or otherwise dispose of any or all of the Stock owned by such Shareholder in each case free of the voting agreements and proxy set forth in this Agreement.

                                   ARTICLE II
                             NUMBER OF BOARD MEMBERS

         2.1 The Corporation hereby represents and warrants that it has taken all requisite action (corporate or otherwise) to increase the authorized number of directors of the Corporation to five (5) and to cause three individuals selected by Active Management, L.L.C. to be duly elected to the Board of Directors of the Corporation (the "Board"), effective as of the execution hereof.

                                   ARTICLE III
                            ELECTION OF BOARD MEMBERS

         3.1 From and at all times after the date hereof and until the expiration of this Agreement, Craven and Schaffer agree that they will vote (or cause to be voted) all shares of the Capital Stock of the Corporation now owned or held or hereafter acquired by them, directly or indirectly, so that:

                           (i) each of the three (3) persons identified by
                  Investor or such other Person or Persons designated by Investor,(together with such other designated Persons, being referred to herein as the "Investor Representatives") as Investor's nominees to the Corporation's Board of Directors, at each election of the Corporation's; and

                           (ii) shall vote against any proposal to remove any
                  Investor Representative as a Director (except in the case of any removal vote for cause).

In addition, the Corporation and the Shareholders shall take (or cause to be taken) all other necessary or desirable actions to ensure that the Investor Representatives are or remain as duly elected members of the Board. In no event shall the Shareholders, the Corporation, the Board or any other Person (other than Investor) have the power to remove the Investor Representatives from the Board (other than for cause) without the prior written consent of the Investor. In the event that the number of Directors constituting the entire Board of Directors shall be increased by vote of the Board of Directors beyond five (5), each of the Shareholders shall be entitled to vote freely for or against such other Director(s) in his sole discretion. This voting agreement shall constitute an irrevocable proxy during the term of this Shareholder Agreement. The voting agreement and irrevocable proxy of the Shareholders set forth herein shall be contingent upon the nominees of Investor being, in each case, reasonably acceptable to the Shareholders.

         3.2 In the event of the death, resignation or removal of any of the Investor Representatives at any time, or in the event any of the Investor Representatives shall not be elected to the Board at any election of directors for any reason, the Corporation shall, upon the request of the Investor, promptly (and in any event within five (5) days of such request) take such steps as may be necessary or appropriate to cause another Person designated by the Investor to become one of the Investor Representatives on the Board, including increasing the size of the Board and/or filling the resulting vacancy with an alternate Investor Representative. Such steps may include calling and holding, in accordance with the Bylaws of the Corporation and applicable laws, a special meeting of the Board or the shareholders of the Corporation or circulating a written consent for execution by members of the Board and/or the shareholders. To the extent that the Board delegates any of its duties to an executive committee or other committee, the AM Representative shall, upon the request of the Investor, be appointed to such committee.

         3.3 The Agreement set forth in this Section 3 is intended to constitute enforceable voting agreement within the scope of the General Corporation Law of the State of Minnesota.

                                   ARTICLE IV
                               OBSERVATION RIGHTS

         4.1 Without limiting any of the rights of the Investor in Article 3 hereinabove, if, at any time, less than three (3) Investor Representatives are serving on the Board for any reason, the Investor shall receive notice of and be entitled to have one (1) representative and one (1) advisor to such representative (or, at the Investor's election, two (2) representatives) attend as observers all meetings of the Board (except those portions thereof where confidential and non-public information will be disclosed or discussed) and of all committees thereof and at all meetings of the shareholders of the Corporation. Notice of such meetings shall be given to the Investor in the same manner and at the same time as to the members of the Board or such committees (which in any event shall not be less than forty-eight (48) hours prior to such meeting unless otherwise agreed to by the Investor in advance and in writing) and at the same time as to the shareholders of the Corporation, as the case may be. The Investor shall be provided with copies of (i) a meeting agenda, if any is prepared, (ii) all information that is provided to the members of the Board or such committees or to the shareholders of the Corporation (whether prior to, at, or subsequent to any such meetings), as the case may be, at the same time as such materials are provided to the members of the Board or such committee or to the shareholders of the Corporation, as the case may be, and (iii) copies of the minutes of all meetings of the Board and such committees and of all meetings of shareholders concurrently with the distribution of such minutes to one or more members of the Board or such committees or shareholders, as the case may be, but in no event later than forty-five (45) days after each such meeting.

                                    ARTICLE V
                                   TERMINATION

         5.1 TERMINATION. This Agreement shall terminate upon the occurrence of any of the following events:

                  (a) The written agreement of all of the Shareholders and the Investor;

                  (b)      The liquidation or dissolution of the Corporation;

                  (c)      Bankruptcy or receivership of the Corporation;

                  (d) The sale or other disposition by any of the Shareholders of all or substantially all of such Shareholder's Stock or the disposition by Investor (or its assigns) of all or substantially all of Investor's Stock;

                  (e) The Shareholder's death or disability of any Shareholder; or

                  (f)      The third anniversary of the date of this agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 MODIFICATIONS. This Agreement may not be altered except by an instrument in writing signed by all of the parties hereto.

         6.2 SPECIFIC PERFORMANCE. It is further agreed that in view of the inability to value the damages to the Investor or Shareholders which might arise as a consequence of a breach of this Agreement by any party, each party shall be entitled to the remedy of specific performance and the breaching party or parties shall pay all reasonable costs, expenses and attorneys' fees incurred by any non-breaching party pursuing their remedy of specific performance or money damages.

         6.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule of any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision and all other provisions of this Agreement shall be enforceable in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         6.7 BINDING AGREEMENT. This Agreement, and the restrictions and rights granted hereunder, shall inure to the benefit of, and be binding and enforceable upon, the parties hereto, their estates, personal representatives, heirs, devisees, legatees, successors and permitted assigns. This Agreement shall be governed by the laws of the State of Minnesota.

         6.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts. This Agreement shall be effective and binding once one or more counterparts hereof are executed by each party hereto. All counterparts of this Agreement shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement the day and year first written above.


DIGITAL INVESTORS, L.L.C.



---------------------------------------
By:
         ------------------------------
Its:     Manager


---------------------------------------
By:      Richard Craven
Its:     Chairman

SHAREHOLDERS:


---------------------------------------
Richard Craven


---------------------------------------
Byron Shaffer